UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure.

Rick Boone, Executive Vice President and Chief Financial Officer of Rhino GP LLC, the general partner of Rhino Resource Partners LP (“Rhino”), will present at SeeThruEquity’s 5th Annual MicroCap Investor Conference on Tuesday, May 31, 2016 at the Convene Conference Center at 730 3rd Avenue in New York City.  Mr. Boone will also be presenting at the 2016 Marcum MicroCap Conference on Wednesday, June 1, 2016 at the Grand Hyatt New York in New York City.

At SeeThruEquity, Mr. Boone is scheduled to present at 11:30 a.m. ET.  Rhino’s presentation at the Marcum MicroCap Conference will begin at 10:00 a.m. ET.

The conference presentation materials are available on Rhino’s website at www.rhinolp.com, under “Investor Relations” and “Presentations.”

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner

Dated: May 31, 2016	By:	/s/ Whitney C. Kegley
	Name:	Whitney C. Kegley
	Title:	Vice President, Secretary and General Counsel